SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 27, 2007
LEAP WIRELESS INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-29752	33-0811062
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
10307 Pacific Center Court
San Diego, California 92121
(Address of Principal Executive Offices)

(858) 882-6000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

Explanatory note
     On February 27, 2007, Leap Wireless International, Inc. (the “Company”) furnished a Current Report on Form 8-K (the “Original Form 8-K”), under Items 2.02 and 9.01, to furnish a copy of its earnings press release for the fourth fiscal quarter and the fiscal year ended December 31, 2006. Subsequent to the furnishing of the Original Form 8-K, the Company issued a revised version of the press release to correct typographical errors with respect to the following: (i) the percentage change in cash purchases of property and equipment (capital expenditures) between the three months ended December 31, 2005 and 2006 in its Key Operating and Financial Metrics; (ii) other income (expense), net for the three months ended December 31, 2006 in its Consolidated Statements of Operations; and (iii) reconciliation of adjusted consolidated OIBDA to consolidated operating income (loss) for the three months ended December 31, 2006.
     Accordingly, the Company is furnishing this Amendment No. 1 on Form 8-K/A to furnish a copy of the revised version of the press release, which was also issued on February 27, 2007. The Exhibit 99.1 to this Amendment No. 1 on Form 8-K/A reflects the correction of these typographical errors and amends and supersedes Exhibit 99.1 to the Original Form 8-K.
     The Company subsequently found additional typographical errors in the versions of the consolidated balance sheet at December 31, 2006 in the February 27, 2007 press releases as described below. The corrected consolidated balance sheet is contained in Exhibit 99.2 to this Form 8-K.
Item 2.02 Results of Operations and Financial Condition.
     On February 27, 2007, the Company issued a revised version of a press release announcing its financial results for the fourth fiscal quarter and the fiscal year ended December 31, 2006. A copy of the revised press release is attached hereto as Exhibit 99.1, and is incorporated herein by reference.
     The Company subsequently found additional errors in the versions of the consolidated balance sheet at December 31, 2006 in the February 27, 2007 press releases. The line items which include corrections were as follows: other current assets; total current assets; other assets; total assets; other long-term liabilities; total liabilities; and total liabilities and stockholder equity. The corrected consolidated balance sheet at December 31, 2006 is attached hereto as Exhibit 99.2 and is incorporated herein by reference.
     In accordance with General Instruction B.2. of Form 8-K, the information in this Item 2.02, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or the Exchange Act, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Act, or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Revised Version — Press Release dated February 27, 2007.
99.2	Consolidated Balance Sheets at December 31, 2006 and 2005.

2

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEAP WIRELESS INTERNATIONAL, INC.

Date: March 5, 2007	By:	/s/ Robert J. Irving, Jr.
		Name:	Robert J. Irving, Jr.
		Title:	Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	Revised Version — Press Release dated February 27, 2007.
99.2	Consolidated Balance Sheets at December 31, 2006 and 2005.